UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 29, 2009

Netlist, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33170	95-4812784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Discovery, Irvine, California		92618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (949) 435-0025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01     Notice of delisting or failure to satisfy a continued listing rule or standard; transfer of listing

         On June 3, 2009, Netlist, Inc. (the “Company”) issued a press release announcing the Company had received a letter from NASDAQ dated May 29, 2009. The letter informed the Company that the May 27, 2009 departure of Preston Romm from the Company’s Board of Directors  means that the Company no longer complies with NASDAQ’s independent director and audit committee requirements as set forth in Listing Rule 5605.  The letter also stated that the Company has until May 27, 2010 at the latest (depending on the date of the Company’s next annual meeting) in which to regain compliance.

The press release noted that the Company’s Nominating and Corporate Governance Committee has an active search ongoing to locate a suitable replacement for Mr. Romm.

The May 29, 2009 letter from NASDAQ is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety.

The press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein in its entirety.

         The information included in this Item 3.01 of Current Report on Form 8-K, including the attached Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

d)  Exhibits

Exhibit
Number	Description

99.1	Letter from NASDAQ, dated May 29, 2009
99.2	Press Release, dated June 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2009	NETLIST, INC.

/s/ Gail Itow
Gail Itow
Vice President and Secretary